UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  January 24, 2022

H.B. Fuller Company
(Exact Name of Company as Specified in Charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard, P.O. Box 64683, St. Paul, Minnesota	55164-0683
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (651) 236-5900

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 26, 2022, John C. van Roden, Jr. notified the Board of Directors of H.B. Fuller Company (the “Company”) of his retirement as a director of the Company effective at the end of his current term, April 7, 2022.  Mr. van Roden's retirement as a director of the Company is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(e) On January 24, 2022 the Compensation Committee of the Board of Directors of the Company approved the forms of Non-Qualified Stock Option Agreement, Restricted Stock Unit Award Agreement and Performance Share Award Agreement attached to this Report as Exhibits 10.1, 10.2, and 10.3 respectively.

The Non-Qualified Stock Option Agreement and the Restricted Stock Unit Award Agreement forms provide for multi-year or cliff vesting of options and restricted stock units respectively. The Performance Share Award Agreement provides for cliff vesting of restricted stock units in the event that performance criteria are met at least at a threshold level. The number of restricted stock units that vest may increase from the threshold level if higher levels of performance are achieved for specified performance periods. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On January 27, 2022, the Company announced that it has acquired Apollo Chemicals Limited, Apollo Roofing Solutions Limited, and Apollo Construction Solutions Limited (collectively “Apollo”).  Based in Tamworth, United Kingdom, Apollo is the United Kingdom’s largest independent manufacturer of liquid adhesives, coatings and primers for the roofing, industrial and construction markets. The Company also announced its recent acquisition of Fourny nv in Belgium, a leader in the commercial roofing business complementing the Company's Construction Adhesives business in Europe as previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended November 27, 2021. A copy of the press release that discussed this matter is furnished as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for  purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the Amended and Restated H.B. Fuller Company 2020 Master Incentive Plan for awards made on or after January 24, 2022
10.2	Form of Restricted Stock Unit Award Agreement under the Amended and Restated H.B. Fuller Company 2020 Master Incentive Plan for awards made on or after January 24, 2022
10.3	Form of Performance Share Award Agreement under the Amended and Restated H.B. Fuller Company 2020 Master Incentive Plan for awards made on or after January 24, 2022
99.1	Press Release, dated January 27, 2022, issued by H.B. Fuller Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2022
H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel
and Corporate Secretary

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